Exhibit 99.2

THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AS SET FORTH IN THIS NOTE. THE SECURITIES REPRESENTED HEREBY MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, ACCEPTABLE TO COUNSEL FOR MORGAN BEAUMONT, INC., TO THE EFFECT THAT THE PROPOSED SALE, TRANSFER OR DISPOSITION MAY BE AFFECTED WITHOUT REGISTRATION UNDER THE ACT.

SENIOR SECURED

CONVERTIBLE PROMISSORY NOTE

MORGAN BEAUMONT, INC.

September __, 2006

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SENIOR SECURED CONVERTIBLE PROMISSORY NOTE
$_________	Bradenton, Florida
September __, 2006

FOR VALUE RECEIVED, MORGAN BEAUMONT, INC., a Nevada corporation (“MBI”), promises to pay to the order of ______________ (the “Holder”), up to the sum of _____________ ($____________) in legal and lawful money of the United States of America, with the simple interest thereon from the date hereof (the “Loan Date”) on the outstanding principal balance, at the rate of nine percent (9%) per annum, pursuant to the terms and conditions outlined in this Convertible Promissory Note (this “Note”).

I.

PAYMENT OBLIGATIONS

1.1      Maturity. MBI shall repay the unpaid principal in full, together with all accrued and unpaid interest thereon and all other amounts then due hereunder, upon the earlier of the following to occur: (i) June 30, 2007 or (ii) the occurrence of an Event of Default (as defined below).

1.2.         Interest. Interest shall accrue on the unpaid balance of this Note commencing on the date of that certain Senior Secured Convertible Promissory Note, dated as of August 2, 2006, by MBI to and in favor of the Holder, at the aforesaid rate and continuing until the repayment of this Note, in full. Interest shall be computed on the unpaid principal hereunder on the basis of a three hundred sixty (360) day year and the actual days elapsed from the Loan Date.

1.3          Prepayments. MBI shall have the right, at any time, to prepay any unpaid principal or interest due hereunder. All payments shall be applied to costs of collection (if any) first, then to accrued interest, and with the remainder, if any, applied to reduction of the principal sum due hereunder. Notice of any prepayment shall be given by mail at least ten (10) days prior to the prepayment date. No further interest will accrue on the portion of this Note to be prepaid from and after the date fixed for prepayment if payment of the amount has been made or duly provided for. Notwithstanding anything herein to the contrary, the Holder shall have the right to convert all or part of the principal balance of this Note into Conversion Shares (as defined below) after receiving the notice of prepayment, but prior to the prepayment date.

1.4          Delivery of Payments. All payments under this Note, whether of principal or interest or costs of collection, shall be made to Holder in lawful money of the United States at such place as Holder shall designate in writing to MBI.

1.5          Illegality. Nothing this Note shall be construed or shall operate, either presently or prospectively, (a) to require MBI to pay interest at a rate greater than is at any time lawful in such case to contract for but shall require payment of interest only to the extent of such lawful rate, or (b) to require MBI to make any payment or do any act contrary to law. If it should be held that the interest payable under this Note is in excess of the maximum permitted by law, the interest chargeable hereunder (whether included in the face amount or otherwise) shall be reduced to the maximum amount permitted by law, and any excess of the said maximum amount permitted by law shall be cancelled automatically and, at the option of Holder, if theretofore or thereafter paid, shall be either refunded to MBI or credited to the principal balance of this Note (without prepayment penalties) and applied to the payment of the last maturing installment or installments of the indebtedness evidenced hereby (whether or not then due and payable) and not to the payment of interest.

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1.6          Secured Obligation. This Note shall be secured by a first priority security interest in all of MBI’s assets. MBI hereby authorizes Holder to file a UCC-1 financing statement to evidence the perfection of Holder's security interest. MBI will also enter into a security agreement reasonably acceptable to Holder to further evidence the terms of the grant of security interest.

II.

CONVERSION RIGHTS

2.1          Optional Fixed Price Conversion. Holder may convert all or any part of this Note at any time upon five (5) days written notice to MBI, at a conversion price of five cents ($0.05) per share (the “Conversion Price”) into shares of MBI’s common stock, par value $0.001 (the “Conversion Shares”).

2.2          Reservation of Securities. As soon as reasonably practical after the stockholders of MBI approve an increase in MBI’s authorized shares of common stock, par value $0.001 (“Common Stock”), MBI shall reserve, for the life of this Note, such Conversion Shares as Holder is entitled to receive upon conversion of the Note, MBI will take any action as is reasonably necessary to ensure that there is a sufficient quantity of such Conversion Shares into which the Note can be converted.

2.3          Costs. MBI shall pay all documentary, stamp, transfer or other transitional taxes attributable to this Note.

2.4          Approvals. If any shares of Conversion Shares to be reserved for the purpose of conversion of all or any portion of this Note require registration with or approval of any governmental authority under any law before such shares may be validly issued or delivered upon conversion, then MBI will use its best efforts to secure such registration or approval, as the case may be.

2.5          Valid Issuance. Assuming that MBI’s stockholders approve an increase in MBI’s authorized shares of common stock, par value $0.001, all Conversion Shares issued based upon conversion of all or any portion of this Note will, upon such issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof, and MBI shall take no action that will cause a contrary result.

III.

DEFAULTS; REMEDIES; ACCELERATION RIGHTS

3.1          Events of Default. The term “Event of Default”, as used in this Note, shall mean any one of the following (regardless of the reason or cause of such Event or Default):

(a)          MBI fails to make a payment, when due, of any principal or interest due on this Note, and such default continues for a period of fifteen (15) days after the receipt of written notice from Holder;

(b)          The entry of any decree or order by a court having jurisdiction adjudging MBI a debtor or insolvent, or approving as property filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of MBI under the Bankruptcy Code or any other applicable federal or state law, the appointment of a receiver, liquidation, assignee, trustee, sequestrator, or other similar official of MBI, or of any substantial part of the property of MBI, and the continuance of any such decree or order unstayed, undischarged or undismissed and in effect for more than sixty (60) consecutive days;

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(c)           Institution by MBI of proceedings, under the Bankruptcy Code or any other applicable federal or state law, seeking an order for relief, or the consent of MBI to the institution of bankruptcy or insolvency proceedings against MBI, or the consent by MBI to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee, sequestrator, or other official of or for MBI or any substantial part of the property of MBI, or the making by MBI of any assignment for the benefit of creditors;

(d)          A material breach by MBI of any other term or provision of this Note, which continues for twenty (20) days after MBI knows or should have known of such breach; or

(e)	MBI shall adopt a plan of liquidation or dissolution.

3.2          Remedies. If any Event of Default occurs, the Holder, by written notice to MBI, may declare the entire unpaid principal of this Note and accrued interest thereon due and payable. Upon an Event of Default and acceleration under this Section 3.2, Holder will have full recourse against any tangible or intangible assets of MBI and may pursue any legal or equitable remedies available to it hereunder to collect and otherwise enforce this Note. Holder shall have a full right of offset for any amounts due upon such Event of Default against any amounts payable by Holder to MBI.

3.3.         Optional Acceleration Upon Acquisition. In the event of a (i) sale of substantially all of the assets of MBI; (ii) a merger in which MBI is not the surviving entity; or (iii) transaction in which more than fifty percent (50%) of the issued and outstanding shares of Common Stock are sold or exchanged, then MBI shall provide timely notice of the transaction to Holder. Holder may, within ten (10) days of receipt of such notice, at its option and sole discretion, by written notice to MBI, either (i) accelerate repayment of this Note or (ii) cause the outstanding principal amount and all interest accrued thereon to be converted to Conversion Shares pursuant to Section 2.1, above, with Holder being given full right and opportunity to participate in the transaction causing acceleration under this Section 3.3.

IV.

COVENANTS

4.1          Affirmative Convenants. Until the entire principal amount of this Note and all accrued interest and other amounts due hereunder have been paid in full, MBI hereby covenants as follows:

(a)          MBI shall permit Holder or any person Holder may designate to review all books and records, reports, accounts, and other financial documents of MBI and to copy the same and to make excerpts therefrom, all at such reasonable times and as often as Holder may reasonably request, so long as such review and copying does not unreasonably interfere with the business of MBI.

(b)           MBI will not without the prior written consent of Holder, directly or indirectly, pay any dividends or make any distributions on, or repurchase any shares of, its capital stock.

4.2          Registration. Upon conversion of this Note into Conversion Shares, MBI shall file a registration statement covering the Conversion Shares within ninety (90) days of such conversion. Subject to the terms of this Note, MBI shall use reasonable efforts to cause the registration statement to be declared effective under the Act as promptly as possible after the filing thereof, and shall use reasonable efforts to keep the registration statement continuously effective under the Act until the date when all Conversion Shares covered by the registration statement may be sold pursuant to Rule

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144 as determined by MBI (the “Effectiveness Period”). If at any time during the Effectiveness Period MBI proposes to register any of its securities under the Act in a secondary offering of MBI’s securities (other than (a) a registration solely in connection with an employee benefit or stock ownership plan, (b) a registration relating to a transaction covered by Form S-4 (or successor form), including a Rule 145 transaction, (c) a registration with respect to a transaction relating solely to the sale of debt or convertible debt instruments, or (d) a registration with respect to a primary offering of MBI’s securities), and the registration form to be used may be used for the registration of the Conversion Shares, MBI shall give prompt written notice to the Holder and shall include in such registration, subject to customary allocation provisions and subject to customary underwriter cutbacks applicable to holders of registration rights, all Conversion Shares with respect to which MBI has received written requests for inclusion within 10 days after MBI’s mailing of such notice.

V.

ADJUSTMENTS

5.1          Adjustments. The Conversion Price in effect from time to time and the number of Conversion Shares shall be subject to adjustment in certain cases as set forth in this Article V:

a.            Stock Split. If, at any time after the date hereof, the number of shares of MBI’s capital stock outstanding is increased by a stock dividend or by a subdivision or split-up of shares, then, following the record date for the determination of holders of capital stock entitled to receive such stock dividend, subdivision or split-up, the Conversion Price shall be appropriately decreased and the aggregate number of Conversion Shares shall be increased in proportion to such increase in outstanding shares. The foregoing provisions shall similarly apply to successive stock dividends, subdivisions or split-ups.

b.            Reverse Stock-Split. If, at any time after the date hereof, the number of shares of capital stock outstanding is decreased by a combination or reverse-split of the outstanding shares, then, following the record date for such combination or reverse-split, the Conversion Price shall be appropriately increased and the aggregate number of Conversion Shares shall be decreased in proportion to such decrease in outstanding shares. The foregoing provisions shall similarly apply to successive combinations or reverse-splits.

c.            Merger or Sale of Assets. In the event that MBI shall consolidate with or merge with or into another person or entity, or MBI shall sell, transfer or lease all or substantially all of its assets, or MBI shall change its Common Stock into property or other securities (collectively, the “Triggering Transaction”), this Note shall terminate and shall thereafter represent only the right to receive the cash, evidences of indebtedness or other property as Holder would have received had Holder been the record owner, at the time of completion of the Triggering Transaction, of that number of Conversion Shares receivable upon conversion of this Note in full. MBI shall notify Holder in writing, setting forth the terms of any such Triggering Transaction (including the proposed closing date for its consummation, which shall not be less than fifteen (15) days from the effective date of such notice) and all documents required to be executed in order to consummate any such Triggering Transaction, and Holder shall be required to execute such documents to the same extent and upon the same terms as required of other holders of Common Stock. Holder shall deliver to MBI at least seven (7) days prior to the proposed closing date referred to above all documents previously furnished to Holder for execution in connection with such Triggering Transaction.

d.            Notice of Adjustment. In each case of an adjustment or readjustment of the Conversion Price and number of Conversion Shares pursuant to this Article V, MBI shall, at its

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expense, promptly furnish to the Holder a certificate prepared and signed by the Treasurer or Chief Financial Officer of MBI, setting forth (i) such adjustment or readjustment, (ii) the Conversion Price and number of Conversion Shares in effect following such adjustment or readjustment (including the amount, if any, of other securities and property that at the time would be received upon the conversion of this Note), and (iii) the facts, set forth in reasonable detail, upon which such adjustment or readjustment is based.

VI.

ADDITIONAL PROVISIONS

6.1         Holder’s Restriction on Conversion. MBI shall not effect any conversion of this Note, and a Holder shall not have the right to convert any portion of this Note to the extent that after giving effect to such conversion, such Holder (together with such Holder’s affiliates, and any other person or entity acting as a group together with such Holder or any of such Holder’s affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of this Note with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted principal amount of this Note beneficially owned by such Holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of MBI subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 6.1, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 6.1 applies, the determination of whether this Note is convertible (in relation to other securities owned by such Holder together with any affiliates) and of which amounts of this Note are convertible shall be in the sole discretion of such Holder, and the submission of notice of conversion shall be deemed to be such Holder’s determination of whether this Note may be converted (in relation to other securities owned by such Holder) and which amounts of this Note are convertible, in each case subject to such aggregate percentage limitations. To ensure compliance with this restriction, the Holder will be deemed to represent to MBI each time it delivers notice of conversion that such notice has not violated the restrictions set forth in this paragraph and MBI shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 6.1, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in the most recent of the following: (A) MBI’s most recent Form 10-QSB or Form 10-KSB, as the case may be, (B) a more recent public announcement by MBI or (C) any other notice by MBI or the MBI’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, MBI shall within two business days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of MBI, including this Note, by such Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of

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Common Stock issuable upon conversion of this Note held by the Holder. The limitations contained in this paragraph shall apply to a successor holder of this Note.

6.2          Waiver. The granting, without notice, of any extension of time for payment of any sum or sums due hereunder, or for the performance of any covenants, condition or agreement contained herein, or the granting of any other indulgences to MBI, or any other modification or amendment of this Note shall in no way release or discharge the liability of MBI, or of any endorser, guarantor or other person secondarily liable for this Note. MBI and any other persons presently liable hereon agree that additional makers, endorsers, guarantors or sureties may become parties hereto or liable hereon without notice to them and without affecting their liability hereunder. Unless agreed to the contrary in writing, failure or delay on the part of Holder to enforce any provision of this Note shall not be deemed a waiver of any such provision, nor shall the Holders be estopped from enforcing any such provision at a later time.

6.2          Entire Agreement. This Note, together with that certain Securities Exchange Agreement, dated as of the date hereof, by and between MBI and the Holder, and all reference herein, contain the entire understanding among the parties hereto and supersede any and all prior written or oral agreements, understandings and negotiations between them respecting the subject matter contained herein and therein. Each and every provision of this Note is severable and independent of any other term or provision of this Note. If any term or provisions hereof is held void or invalid for any reason by a court of competent jurisdiction, such invalidity shall not affect the remainder of this Note.

6.3          Governing Law. This Note shall be governed by the laws of the State of Florida, without giving effect to any choice or conflict of law provision or rule (whether of the State of Florida or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Florida. If any legal action, including arbitration, is necessary to enforce the terms and conditions of this Note, the prevailing party shall be entitled to costs and reasonable attorneys’ fees.

6.4          Additional Documentation. The parties hereto agree to execute, acknowledge and cause to be filed and recorded, if necessary, any and all documents, amendments, notices and certificates which may be necessary or convenient under the laws of Florida.

6.5          Amendment and Assignability. This Note may be amended or modified only by a writing signed by all parties. This Note is not assignable by either party without the expressed written consent of all parties, except the Holder may assign this Note to any entity which is directly controlled by Holder.

6.6          Successors and Assigns. This Note shall be binding upon MBI and its successors and assigns.

6.7          Execution of Note. This Note may be executed in any number of original, fax, copied, or electronic counterparts, and all counterparts shall be considered together as one agreement. A faxed, electronic, or copied counterpart shall have the same force and effect as an original signed counterpart. Each of the parties hereby expressly forever waives any and all rights to raise the use of a fax machine or email to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a fax machine or email, as a defense to the formation of a contract.

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VII.

EXECUTION AND ACCEPTANCE

This Note has been duly executed by the parties, and shall be effective as of and on the Loan Date set forth above.

PAYOR:
MORGAN BEAUMONT, INC., a Nevada corporation
By:
Jerry R. Welch, Chief Executive Officer

ACCEPTANCE AND ACKNOWLEDGMENT

The undersigned, who is the Holder under this Note, hereby accepts receipt of this Note.

HOLDER:

By:
Name:
Title:
Provide Notices to:

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